DELAWARE GROUP EQUITY FUNDS V

Delaware Dividend Income Fund
Class A * Class B *Class C * Class R * Institutional Class
(the "Fund")

Supplement to the Fund's Prospectuses dated January 30, 2004

The following replaces the information in the section of the Prospectuses entitled "Who manages the Fund - Portfolio managers" on page 9:

Portfolio managers

Damon J. Andres, D. Tysen Nutt, Jr., Jordan L. Irving, Anthony A. Lombardi and Robert A. Vogel, Jr. have primary responsibility for making the day-to-day investment decisions for the equity portion of the Fund. Mr. Andres has been managing the Fund since its inception and Messrs. Nutt, Irving, Lombardi and Vogel assumed responsibility in March 2005.

Timothy L. Rabe has primary responsibility for making day-to-day investment decisions for the fixed-income portion of the Fund, for which Mr. Rabe assumed the responsibility in July 2002.

Damon J. Andres, Vice President/Senior Portfolio Manager, earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, Mr. Andres performed investment-consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres is a CFA charterholder.

D. Tysen Nutt, Jr., Senior Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Nutt graduated from Dartmouth College with a BA. Mr. Nutt began his investment career in 1983 at Dean Witter Reynolds where he advanced to Vice President, Investments. In 1988, he joined investment advisor Van Deventer & Hoch (V&H), where he managed large cap value portfolios for both institutions and private clients. As a Senior Vice President at V&H, he was a member of the firm's Management Committee and directed new business development in addition to his portfolio management duties. Mr. Nutt moved to Merrill Lynch Investment Managers in 1994 and later served as leader of the U.S. Active Large Cap Value Team, managing mutual funds and separate accounts for institutions and private clients. He is a member of the New York Society of Security Analysts and the CFA Institute.

Jordan L. Irving, Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Irving graduated from Yale University with a BA in American Studies and earned a Special Diploma in Social Studies at Oxford University the following year. He joined Merrill Lynch Investment Managers (MLIM) as a Portfolio Manager in 1998. In 2004, Mr. Irving joined Delaware Investments as Vice President/Senior Portfolio Manager. While working for MLIM, Mr. Irving competed for The United States National Rowing Team, winning a gold medal at the 1997 World Rowing Championships in Aiguebelette, France.

Anthony A. Lombardi, Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Lombardi graduated from Hofstra University with a BBA and MBA in Finance. Mr. Lombardi's first financial services position was as an Investment Analyst with Crossland Savings, FSB, Brooklyn, NY from 1989-1990. He started at Dean Witter Reynolds, Inc. as a Research Assistant in 1990 and rose to the position of Vice President, Research Analyst, which he held from 1993-1997. He then moved to Merrill Lynch Investment Managers (MLIM) in 1998, joining the Capital Management Group, and became a Portfolio Manager with the U.S. Active Large Cap Value Team in 2000. He departed MLIM as a Director. He is a CFA charterholder and a member of the New York Society of Security Analysts.

Robert A. Vogel, Jr., Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Vogel graduated from Loyola College in Maryland earning both his BBA and MS in Finance. He earned his MBA with a concentration in Finance at the Wharton School of Business at the University of Pennsylvania. Mr. Vogel started his financial services career as a Financial Consultant with Merrill Lynch in 1992. He then moved to Merrill Lynch Investment Managers (MLIM) in 1997, joining the Capital Management Group, and became a Portfolio Manager with the U.S. Active Large Cap Value Team in 1998. He departed MLIM as a Director. In 2004, Mr. Vogel joined Delaware Investments as Vice President/Senior Portfolio Manager. Mr. Vogel is a CFA charterholder and a member of the New York Society of Security Analysts and the Financial Analysts of Philadelphia.

Timothy L. Rabe, Senior Vice President/Senior Portfolio Manager, received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder.

This Supplement is dated March 15, 2005.